UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) July 3, 2002 (July 1, 2002)

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                      033-36198                 22-3038309
(State or other jurisdiction           (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)

1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (770) 517-4750

ITEM 5.   OTHER EVENTS.

     On July 1, 2002, Return On Investment Corporation (the "Company") announced the appointment of new officers and a new member of the Board of Directors. The Company also announced the resignation of a member of its Board of Directors.

     The foregoing summary description is qualified in its entirety by reference to press release, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     No.       Description

     99.1      Press Release dated July 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol Wolford
                                        --------------------------------
Date 7/3/02                             Arol Wolford
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

     No.       Description

     99.1      Press Release dated July 1, 2002.